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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

                    ----------------------------------------

                        Date of Report: October 12, 2001


                    NATIONAL BANCSHARES CORPORATION OF TEXAS
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             (Exact name of registrant as specified in its charter)


Texas                                  1-13472             74-1692337
----------------------------   ------------------------   -------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


12400 Hwy 281 North, San Antonio, Texas                                78216
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (210) 403-4200
                                                                 --------------


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Item 5.  Other Events.


National Bancshares Corporation of Texas announced today that Maria Lazzeri, the Company's chief accounting officer, has been named the Interim Chief Financial Officer for the Company, replacing Anne R. Renfroe.





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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     NATIONAL BANCSHARES CORPORATION
                                       OF TEXAS



                                     By:  /s/ Marvin E. Melson
                                          Name:   Marvin E. Melson
                                          Title:  President and Chief
                                                    Executive Officer

Date: October 12, 2001




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